                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 27, 2003


                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395

                Maryland                                    31-0387920

    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)


                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On January 27, 2003, NCR issued a press release announcing its 2002 fourth-quarter earnings and outlook for 2003. The press release is included as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     The following exhibit is filed herewith:

99.1      Press Release dated January 23, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NCR CORPORATION

Date: January 27, 2003                       By: /s/ Earl Shanks
                                             -----------------------------
                                             Senior Vice President
                                             and Chief Financial Officer